UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a party other than the Registrant	☐

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☐	Definitive Proxy Statement
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CLOVER LEAF CAPITAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION DATED DECEMBER 22, 2023

CLOVER LEAF CAPITAL CORP.
1450 Brickell Avenue, Suite 2520
Miami, FL 33131

LETTER TO STOCKHOLDERS

TO THE STOCKHOLDERS OF CLOVER LEAF CAPITAL CORP.:

You are cordially invited to attend the special meeting in lieu of an annual meeting, which we refer to as the “Special Meeting”, of stockholders of Clover Leaf Capital Corp., which we refer to as “we”, “us”, “our” or the “Company”, to be held at [●] Eastern Time on January 17, 2024.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting [●].

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement”, is dated December [●], 2023 and is first being mailed to stockholders of the Company on or about December [●], 2023. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

●	a proposal to amend the Company’s amended and restated certificate of incorporation, which we refer to as the “charter”, in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination”, (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s shares of Class A common stock, par value $0.0001 per share (“Class A common stock”) included as part of the units sold in the Company’s initial public offering that was consummated on July 22, 2021, which we refer to as the “IPO”, from January 22, 2024 to July 22, 2024 or such earlier date as may be determined by the Company’s board of directors (the “Board”) in its sole discretion (the “Extension”), the “Extended Date”;

●	a proposal to re-elect each of Luis Derechin and Marcos Angelini as Class I directors of the Company’s Board until the 2026 annual meeting of the Company or until their successors are appointed and qualified (the “Director Election Proposal”); and

●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Director Election Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the other proposals.

No proposal is conditioned on the approval of any other proposal. Each of the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our initial business combination (“business combination”). On June 1, 2023, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CL Merger Sub, Inc., a Nevada corporation and a wholly-owned subsidiary of Clover Leaf, Yntegra Capital Investments LLC, a Delaware limited liability company, in the capacity as the representative for the stockholders of Clover Leaf (other than Digital Ally, Inc.), Kustom Entertainment, Inc., a Nevada corporation (“Kustom Entertainment”), and Digital Ally, Inc., a Nevada corporation and the sole stockholder of Kustom Entertainment. For more information about the business combination with Kustom Entertainment, see the Registration Statement on Form S-4/A filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 8, 2023.

Our charter previously provided that the Company had until July 22, 2022 to complete its business combination, subject to up to three three-month extensions (for a total of up to 21 months to complete a business combination), subject to Yntegra Capital Investments, LLC (the “Sponsor”) or its designees depositing additional funds into the Company’s trust account (the “Trust Account”).

On July 19, 2022, an aggregate of $1,383,123 (the “First Extension Payment”) was deposited by the Sponsor into the Trust Account, representing $0.10 per public share, which enabled the Company to extend the period of time it had to consummate its business combination by an additional three months from July 22, 2022 to October 22, 2022 (the “First Paid Extension Period”). In connection with the First Extension Payment, the Company issued to the Sponsor an unsecured promissory note having a principal amount equal to the amount of the First Extension Payment. The note bears no interest and will be due and payable (subject to the waiver against trust provisions) on the earlier of (i) the date on which the Company’s business combination is consummated and (ii) the date of the liquidation of the Company. The First Paid Extension Period is the first of up to three three-month extensions permitted under the charter. As a result of the First Paid Extension Period, the Company had until October 22, 2022 to complete its business combination.

On October 19, 2022, the Company held a special meeting of the stockholders, to approve a further extension of the date by which the Company had to complete its business combination from October 22, 2022 to July 22, 2023 (the “October 2022 Extension”), which extension was incorporated into the Amendment to the Amended and Restated Certificate of Incorporation which was adopted at such meeting on October 19, 2022. In connection with the approval of the October 2022 Extension, stockholders elected to redeem an aggregate of 12,204,072 shares of Class A common stock. As a result, an aggregate of approximately $125,587,180.34 (or approximately $10.29 per share) was released from the Trust Account to pay such stockholders and 2,441,063 shares of Class A common stock were issued and outstanding on October 19, 2022. The Sponsor loaned the Company approximately $1,383,123 to support the October 2022 Extension, of which an aggregate of approximately $1,383,123 has been deposited into the Trust Account as of October 19, 2022.

On July 19, 2023, the Company held a special meeting of the stockholders, to approve a further extension of the date by which the Company had to complete its business combination from July 22, 2023 to January 22, 2024 (the “July 2023 Extension”), which extension was incorporated into the Amendment to the Amended and Restated Certificate of Incorporation which was adopted at such meeting on July 19, 2023. In connection with the approval of July 2023 Extension, stockholders elected to redeem an aggregate of 376,002 shares of Class A common stock. As a result, an aggregate of $4,209,931.03 (or approximately $11.20 per share) was released from the Trust Account to pay such stockholders. On July 20, 2023, the Company issued an aggregate of 3,457,806 shares of its Class A common stock to the Sponsor upon the conversion (the “Conversion”) of an equal number of shares of the Company’s Class B common stock, par value $0.0001 per share (“Class B common stock”) of held by the Sponsor. As a result of the July 2023 Extension and the Conversion, 5,898,869 shares of Class A common stock were issued and outstanding on July 20, 2023. The Sponsor loaned the Company $360,000 to support the July 2023 Extension, of which an aggregate of approximately $[_] had been deposited into the Trust Account as of December 21, 2023.

As a result of the October 2022 Extension and the July 2023 Extension, and as provided in the Amendment to the Amended and Restated Certificate of Incorporation, the Company currently has until January 22, 2024 to complete its business combination (the “Termination Date”). The Company’s Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal to allow for additional time to consummate a business combination. Without the Extension Amendment, the Company believes that the Company will not be able to complete the proposed business combination with Kustom Entertainment on or before the Termination Date. If that were to occur, the Company would be precluded from completing the business combination and would be forced to liquidate.

The Company reserves the right at any time to cancel the Special Meeting and not to submit to its stockholders the Extension Amendment Proposal or implement the Extension Amendment Proposal. In the event the Special Meeting is cancelled, the Company will dissolve and liquidate in accordance with our charter.

Our Board does not believe that there will be sufficient time before January 22, 2024 to complete a business combination. Accordingly, the Board believes that in order to be able to consummate a business combination, we will need to obtain approval of the Extension Amendment Proposal. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a business combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their shares of Class A common stock issued in our IPO, which shares we refer to as the “public shares”, for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Prior to the Conversion, the Sponsor owned: (i) 3,457,807 shares of our Class B common stock, representing all of the shares of Class B common stock currently outstanding, which we refer to as the “Founder Shares”, which shares were issued to the Sponsor prior to our IPO, and (ii) 571,859 shares of Class A common stock included in private placement units, which we refer to as the “Private Placement Units,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. Our IPO underwriter, Maxim Group LLC (“Maxim”), owns 138,312 shares of Class A common stock, which we refer to as the “Representative Shares,” and 103,734 shares of Class A common stock included in Private Placement Units that were issued to Maxim simultaneously with the completion of the IPO. Following the Conversion, the Sponsor owns (i) 1 share of Class B common stock and (ii) 4,029,665 shares of Class A common stock.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or January 12, 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Amendment Proposal is approved, the Sponsor or its designees will contribute to the Company as a loan, the lesser of (x) [●] per month or (y) $[●] per public share that is not redeemed, for each Extension Period or portion thereof, that is needed to complete an initial business combination. Each Contribution will be deposited in the Trust Account within five (5) business days from the beginning of such calendar month (or portion thereof). For example, if we take until April 22, 2024, to complete our business combination, which would represent three calendar months, and there are no redemptions in connection with the Extension Amendment Proposal, the Sponsor or its designees would make aggregate Contributions resulting in a redemption amount of approximately $[●], and the per-share amount contributed for the three-month period would be approximately $[●] per share, resulting in a total redemption amount of approximately $[●] per share, in comparison to the current redemption amount of approximately $[●] per share. Accordingly, if the Extension Amendment Proposal is approved and we need until the Extended Date, which is the full amount of time permitted by the Extension Amendment, to complete our business combination or the Company’s subsequent liquidation, and there are no redemptions in connection with the Extension Amendment Proposal, then the Sponsor or its designees would make aggregate contributions of $[●], and the per-share amount contributed for the six-month period would be approximately $[●] per share, resulting in a total redemption amount of approximately $[●] per share, in comparison to the current redemption amount of approximately $[●] per share. Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The amount of each Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the business combination. If we opt not to utilize any remaining portion of the Extension, then we will liquidate and dissolve promptly in accordance with our charter, and our Sponsor’s obligation to make additional contributions will terminate.

% of Redemptions at Extension	Shares Not Redeemed at Extension	Monthly Contribution per Share	Post-Charter Extension Redemption Amount per Share (After Six Months)
0%
25%
50%
75%
90%

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[●] at the time of the Special Meeting. The closing price of the Company’s Class A common stock on December 21, 2023 as reported on the Nasdaq Capital Market was $11.67. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The purpose of the Director Election Proposal is to re-elect each of Luis Derechin and Marcos Angelini as Class I directors for another term.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by July 22, 2024, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL,” to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and Maxim will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of at least 50% of the Company’s outstanding shares of common stock, including the Founder Shares, the Representative Shares and the shares underlying the Private Placement Units (the “Private Placement Shares”), will be required to approve the Extension Amendment Proposal. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our business combination. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

The election of the nominees in the Director Election Proposal requires the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person (including virtually) or by proxy at the Special Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.

Our Board has fixed the close of business on December [●], 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on a business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Director Election Proposal, and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

December [●], 2023	By Order of the Board of Directors

Felipe MacLean
Chairman and Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal. Abstentions and broker-non votes will be considered present for purposes of establishing a quorum for the Director Election Proposal; broker non-votes and abstentions will not count as votes cast for the nominees and will have no effect on the outcome of the vote of the Director Election Proposal. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal. Broker non-votes will also not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal. Failure to vote by proxy or to vote in person (including virtually) at the Special Meeting will have no effect on the outcome of the vote on the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on January 17, 2024: This notice of meeting, the accompanying Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2022 are available at [●].

CLOVER LEAF CAPITAL CORP.
1450 Brickell Avenue, Suite 2520
Miami, FL 33131

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 17, 2024

PROXY STATEMENT

The Special Meeting, which we refer to as the “Special Meeting”, of stockholders of Clover Leaf Capital Corp., which we refer to as the “we”, “us”, “our” or the “Company”, will be held at [●] Eastern Time on January 17, 2024 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at [●]. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

●	a proposal to amend the Company’s amended and restated certificate of incorporation, which we refer to as the “charter”, in the form set forth in Annex A, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination”, (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A common stock, par value $0.0001 per share (“Class A common stock”) included as part of the units sold in the Company’s initial public offering that was consummated on July 22, 2021, which we refer to as the “IPO”, from January 22, 2024 to July 22, 2024 or such earlier date as may be determined by the Company’s board of directors in its sole discretion, and such later date, the “Extended Date”; and

●	a proposal to re-elect each of Luis Derechin and Marcos Angelini as Class I directors of the Company’s Board until the 2026 annual meeting of the Company or until their successors are appointed and qualified (the “Director Election Proposal”); and

●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Director Election Proposal, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the other proposals.

No other proposal is conditioned on the approval of any other proposal. The Extension Amendment Proposal is required for the implementation of the plan of the board of directors, which we refer to as the “Board,” to extend the date by which the Company has to complete our business combination. The purpose of the Extension Amendment is to allow the Company more time to complete a business combination.

On June 1, 2023, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CL Merger Sub, Inc., a Nevada corporation and a wholly-owned subsidiary of Clover Leaf (“Merger Sub”), Yntegra Capital Investments LLC, a Delaware limited liability company, in the capacity as the representative for the stockholders of Clover Leaf (other than Digital Ally, Inc.), Kustom Entertainment, Inc., a Nevada corporation (“Kustom Entertainment”), and Digital Ally, Inc., a Nevada corporation and the sole stockholder of Kustom Entertainment. For more information about the business combination with Kustom Entertainment, see the Registration Statement on Form S-4/A filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 8, 2023.

Our charter previously provided that the Company had until July 22, 2022 to complete its business combination, subject to up to three three-month extensions (for a total of up to 21 months to complete a business combination), subject to Yntegra Capital Investment LLC, a Delaware limited liability company (the “Sponsor”) or its designees depositing additional funds into the Company’s trust account (the “Trust Account”).

On July 19, 2022, an aggregate of $1,383,123 (the “First Extension Payment”) was deposited by the Sponsor into the Trust Account, representing $0.10 per public share, which enabled the Company to extend the period of time it had to consummate its business combination by an additional three months from July 22, 2022 to October 22, 2022 (the “First Paid Extension Period”). In connection with the First Extension Payment, the Company issued to the Sponsor an unsecured promissory note having a principal amount equal to the amount of the First Extension Payment. The note bears no interest and will be due and payable (subject to the waiver against trust provisions) on the earlier of (i) the date on which the Company’s business combination is consummated and (ii) the date of the liquidation of the Company. The First Paid Extension Period is the first of up to three three-month extensions permitted under the charter.

As a result of the First Paid Extension Period, the Company had until October 22, 2022 to complete its business combination. On October 19, 2022, the Company held a special meeting of the stockholders, to approve a further extension of the date by which the Company had to complete its business combination from October 22, 2022 to January 22, 2024 (the “October 2022 Extension”), which extension was incorporated into the Amendment to the Amended and Restated Certificate of Incorporation which were adopted at such meeting on October 19, 2022. In connection with the approval of the October 2022 Extension, stockholders elected to redeem an aggregate of 12,204,072 shared of Class A common stock. As a result, an aggregate of approximately $125,587,180.34 (or approximately ($10.29 per share) was released from the Trust Account to pay such stockholders and 2,441,063 shares of Class A common stock were issued and outstanding on October 19, 2022. The Sponsor loaned the Company approximately $1,383,123 to support the October 2022 Extension, of which an aggregate of approximately $1,383,123 has been deposited into the Trust Account as of October 19, 2022.

On July 19, 2023, the Company held a special meeting of the stockholders, to approve a further extension of the date by which the Company had to complete its business combination from July 22, 2023 to January 22, 2024 (the “July 2023 Extension”), which extension was incorporated into the Amendment to the Amended and Restated Certificate of Incorporation which was adopted at such meeting on July 19, 2023. In connection with the approval of July 2023 Extension, stockholders elected to redeem an aggregate of 376,002 shares of Class A common stock. As a result, an aggregate of $4,209,931.03 (or approximately $11.20 per share) was released from the Trust Account to pay such stockholders. On July 20, 2023, the Company issued an aggregate of 3,457,806 shares of its Class A common stock to the Sponsor upon the conversion (the “Conversion”) of an equal number of shares of the Company’s Class B common stock, par value $0.0001 per share (“Class B common stock”) of held by the Sponsor. As a result of the July 2023 Extension and the Conversion, 5,898,869 shares of Class A common stock were issued and outstanding on July 20, 2023. The Sponsor loaned the Company $360,000 to support the July 2023 Extension, of which an aggregate of approximately $[_] had been deposited into the Trust Account as of December 21, 2023.

As a result of the October 2022 Extension and the July 2023 Extension, and as provided in the Amendment to the Amended and Restated Certificate of Incorporation, the Company currently has until January 22, 2024 to complete its business combination (the “Termination Date”). The Company’s Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal to allow for additional time to consummate a business combination. Without the Extension Amendment, the Company believes that the Company will not be able to complete a proposed business combination with Kustom Entertainment on or before the Termination Date. If that were to occur, the Company would be precluded from completing the business combination and would be forced to liquidate.

The Company reserves the right at any time to cancel the Special Meeting and not to submit to its stockholders the Extension Amendment Proposal and implement the Extension Amendment. In the event the Special Meeting is cancelled, the Company will dissolve and liquidate in accordance with our charter.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their shares of Class A common stock issued in our IPO, which shares we refer to as the “public shares”, for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Prior to the Conversion, the Sponsor owned: (i) 3,457,807 shares of our Class B common stock, representing all of the shares of Class B common stock currently outstanding, which we refer to as the “Founder Shares”, which shares were issued to the Sponsor prior to our IPO, and (ii) 571,859 shares of Class A common stock included in private placement units, which we refer to as the “Private Placement Units,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. Our IPO underwriter, Maxim Group LLC (“Maxim”), owns 138,312 shares of Class A common stock, which we refer to as the “Representative Shares,” and 103,734 shares of Class A common stock included in Private Placement Units that were issued to Maxim simultaneously with the completion of the IPO. Following the Conversion, the Sponsor owns (i) 1 share of Class B common stock and (ii) 4,029,665 shares of Class A common stock.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or January 12, 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Amendment Proposal is approved, the Sponsor or its designees will contribute to the Company as a loan, the lesser of (x) [●] per month or (y) $[●] per public share that is not redeemed, for each Extension Period or portion thereof, that is needed to complete an initial business combination. Each Contribution will be deposited in the Trust Account within five (5) business days from the beginning of such calendar month (or portion thereof). For example, if we take until April 22, 2024, to complete our business combination, which would represent three calendar months, and there are no redemptions in connection with the Extension Amendment Proposal, the Sponsor or its designees would make aggregate Contributions resulting in a redemption amount of approximately $[●], and the per-share amount contributed for the three-month period would be approximately $[●] per share, resulting in a total redemption amount of approximately $[●] per share, in comparison to the current redemption amount of approximately $[●] per share. Accordingly, if the Extension Amendment Proposal is approved and we need until the Extended Date, which is the full amount of time permitted by the Extension Amendment, to complete our business combination or the Company’s subsequent liquidation, and there are no redemptions in connection with the Extension Amendment Proposal, then the Sponsor or its designees would make aggregate contributions of $[●], and the per-share amount contributed for the six-month period would be approximately $[●] per share, resulting in a total redemption amount of approximately $[●] per share, in comparison to the current redemption amount of approximately $[●] per share. Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The amount of each Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the business combination. If we opt not to utilize any remaining portion of the Extension, then we will liquidate and dissolve promptly in accordance with our charter, and our Sponsor’s obligation to make additional contributions will terminate.

% of Redemptions at Extension	Shares Not Redeemed at Extension	Monthly Contribution per Share	Post-Charter Extension Redemption Amount per Share (After Six Months)
0%
25%
50%
75%
90%

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $[●] that was in the Trust Account as of December 21, 2023. In such event, the Company may need to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by January 22, 2024, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL,” to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 3,457,807 Founder Shares, which were issued to the Sponsor prior to our IPO, and 571,859 Private Placement Units, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. In the event of a liquidation, Maxim will not receive any monies held in the Trust Account as a result of 138,312 Representative Shares and 103,734 Private Placement Units, which were issued to Maxim simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended, which we refer to as the “Securities Act.” Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the amount in the Trust Account as of December 21, 2023, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[●]. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.00, plus interest, due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL as described in our IPO prospectus filed with the SEC on July 21, 2021, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company rather than an operating company, and our operations have been limited to searching for prospective target business to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated July 19, 2021, by and between the Company and Continental Stock Transfer & Trust Company, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount”, equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on December [●], 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 5,898,869 shares of Class A common stock and 1 share of Class B common stock outstanding. The Company’s rights do not have voting rights in connection with the Extension Amendment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali, LLC, who we refer to as Morrow, to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of $15,000 in connection with such services in connection with the Special Meeting. We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a business combination if the Extension Amendment is approved, we do not expect such payments to have a material effect on our ability to consummate a business combination.

This Proxy Statement is dated December [●], 2023 and is first being mailed to stockholders on or about December [●], 2023.

December [●], 2023	By Order of the Board of Directors

Felipe MacLean
Chairman and Chief Executive Officer

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

We are a blank check company formed in Delaware on February 25, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In July 2021, we consummated our IPO as well as a private placement from which we derived net proceeds of approximately $138,312,200 in the aggregate. Like most blank check companies, our charter provides for the return of our IPO proceeds held in the Trust Account to the holders of shares of Class A common stock sold in our IPO if there is no qualifying business combination consummated on or before a certain date.

On July 19, 2022, the Company issued a press release announcing that the Sponsor had caused to be deposited an aggregate of $1,383,123 (representing $0.10 per public share) (the “First Extension Payment”) into the Company’s trust account for its public stockholders. This deposit enables the Company to extend the date by which the Company has to complete its business combination from July 22, 2022 to October 22, 2022 (the “First Paid Extension”). The First Paid Extension is the first of three three-month extensions permitted under the Company’s governing documents and provides the Company with additional time to complete its business combination.

On October 19, 2022, the Company held a special meeting of the stockholders, to approve a further extension of the date by which the Company had to complete its business combination from October 22, 2022 to January 22, 2024, which extension was incorporated into the Amendment to the Amended and Restated Certificate of Incorporation which were adopted at such meeting on October 19, 2022. In connection with the approval of the October 2022 Extension, stockholders elected to redeem an aggregate of 12,204,072 shared of Class A common stock. As a result, an aggregate of approximately $125,587,180.34 (or approximately ($10.29 per share) was released from the Trust Account to pay such stockholders and 2,441,063 shares of Class A common stock were issued and outstanding on October 19, 2022. The Sponsor loaned the Company approximately $1,383,123 to support the October 2022 Extension, of which an aggregate of approximately $1,383,123 has been deposited into the Trust Account as of October 19, 2022.

On July 19, 2023, the Company held a special meeting of the stockholders, to approve a further extension of the date by which the Company had to complete its business combination from July 22, 2023 to January 22, 2024, which extension was incorporated into the Amendment to the Amended and Restated Certificate of Incorporation which was adopted at such meeting on July 19, 2023. In connection with the approval of July 2023 Extension, stockholders elected to redeem an aggregate of 376,002 shares of Class A common stock. As a result, an aggregate of $4,209,931.03 (or approximately $11.20 per share) was released from the Trust Account to pay such stockholders. On July 20, 2023, the Company issued an aggregate of 3,457,806 shares of its Class A common stock to the Sponsor upon the Conversion of an equal number of shares of the Company’s Class B common stock held by the Sponsor. As a result of the July 2023 Extension and the Conversion, 5,898,869 shares of Class A common stock were issued and outstanding on July 20, 2023. The Sponsor loaned the Company $360,000 to support the July 2023 Extension, of which an aggregate of approximately $[_] had been deposited into the Trust Account as of December 21, 2023.

The amount in the Trust Account was initially $[●] per public share and following the October 2022 Extension and the July 2023 Extension is approximately $[●] per share as of December 21, 2023.

Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete a business combination.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a business combination. The purpose of the Director Election Proposal is to re-elect each of Luis Derechin and Marcos Angelini as Class I directors for another term.

Why does the Company need to hold an annual meeting?	The Special Meeting is also being held, in part, to satisfy the annual meeting requirement of The Nasdaq Stock Market LLC (“Nasdaq”). Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of stockholders within 12 months after our fiscal year ended December 31, 2022 to give our stockholders an opportunity to meet and ask questions of management. In addition to sending our stockholders this Proxy Statement, we are also sending our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

What is being voted on?	You are being asked to vote on:

● a proposal to amend our charter to extend the date by which we have to consummate a business combination from January 22, 2024 to July 22, 2024;

● a proposal to re-elect each of Luis Derechin and Marcos Angelini as Class I directors of the Company’s Board until the 2026 annual meeting of the Company or until their successors are appointed and qualified

● a proposal to ratify the selection by the Audit Committee of Marcum to serve as our independent registered public accounting firm for the year ending December 31, 2024; and

● a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

The Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date that we have to complete our business combination. The purpose of the Extension Amendment is to allow the Company more time to complete a business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

Our charter provides for the return of our IPO proceeds held in the Trust Account to the holders of shares of Class A common stock sold in our IPO if there is no qualifying business combination consummated on or before January 22, 2024. As explained below, we may not be able to complete a business combination by that date and therefore, we are asking for an extension of this timeframe.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a business combination. There is no assurance that the Company will be able to consummate a business combination, given the actions that must occur prior to closing of a business combination.

The Company believes that given its expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our Class A common stock included as part of the units sold in our IPO from January 22, 2024 to July 22, 2024.

If the Extension Amendment Proposal is not approved by the Company’s stockholders, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment. If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

The Company reserves the right at any time to cancel the Special Meeting and not to submit to its stockholders the Extension Amendment Proposal and implement the Extension Amendment. In the event the Special Meeting is cancelled, the Company will dissolve and liquidate in accordance with our existing charter.

You are not being asked to vote on a business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

Why should I vote “FOR” the Extension Amendment Proposal?	Our Board believes stockholders should have an opportunity to evaluate a business combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our Class A common stock included as part of the units sold in our IPO from January 22, 2024 to July 22, 2024. The Extension Amendment would give the Company additional time to complete a business combination.

Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our business combination before January 22, 2024, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the charter.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Why should I vote “FOR” the Director Election Proposal?	Marcos Angelini has served on our Board since our IPO, and on December 21, 2023, the Board appointed Luis Derechin to the Board to fill a vacancy on the Board. Our Board believes that the stability and continuity on our Board is important as we continue to complete our initial business combination with Kustom Entertainment.

Our Board recommends that you vote in favor of the Director Election Proposal.

Why should I vote “FOR” the Adjournment Proposal?	If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Amendment Proposal is approved?	If the Extension Amendment Proposal is approved, the Sponsor or its designees will contribute to the Company as a loan, the lesser of (x) [●] per month or (y) $[●] per public share that is not redeemed, for each Extension Period or portion thereof, that is needed to complete an initial business combination. Each Contribution will be deposited in the Trust Account within five (5) business days from the beginning of such calendar month (or portion thereof). For example, if we take until April 22, 2024, to complete our business combination, which would represent three calendar months, and there are no redemptions in connection with the Extension Amendment Proposal, the Sponsor or its designees would make aggregate Contributions resulting in a redemption amount of approximately $[●], and the per-share amount contributed for the three-month period would be approximately $[●] per share, resulting in a total redemption amount of approximately $[●] per share, in comparison to the current redemption amount of approximately $[●] per share. Accordingly, if the Extension Amendment Proposal is approved and we need until the Extended Date, which is the full amount of time permitted by the Extension Amendment, to complete our business combination or the Company’s subsequent liquidation, and there are no redemptions in connection with the Extension Amendment Proposal, then the Sponsor or its designees would make aggregate contributions of $[●], and the per-share amount contributed for the six-month period would be approximately $[●] per share, resulting in a total redemption amount of approximately $[●] per share, in comparison to the current redemption amount of approximately $[●] per share. Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The amount of each Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the business combination. If we opt not to utilize any remaining portion of the Extension, then we will liquidate and dissolve promptly in accordance with our charter, and our Sponsor’s obligation to make additional contributions will terminate.

% of Redemptions at Extension	Shares Not Redeemed at Extension	Monthly Contribution per Share	Post-Charter Extension Redemption Amount per Share (After Six Months)
0%
25%
50%
75%
90%

The Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the business combination. If we opt not to utilize the Extension, then we will liquidate and dissolve promptly in accordance with our charter, and our Sponsor’s obligation to make additional contributions will terminate.

When would the Board abandon the Extension Amendment Proposal?	Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal or if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the redemption. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

How do the Company insiders intend to vote their shares?	All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal, Director Election Proposal and the Adjournment Proposal. Currently, the Sponsor owns approximately 68.30% of our issued and outstanding shares of common stock, including 3,457,807 Founder Shares and 571,859 Private Placement Shares. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

What vote is required to adopt the proposals?

The approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 50% of our outstanding shares of common stock on the record date.

The election of the nominees in the Director Election Proposal requires the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

The approval of the Adjournment Proposal will require the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy.

What if I don’t want to vote “FOR” the Extension Amendment Proposal?	If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” each proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Extension Amendment Proposal is not approved?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we have not consummated a business combination by January 22, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our rights which will expire worthless in the event we wind up. In the event of a liquidation, the Sponsor and Maxim will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, Representative Shares, or the Private Placement Shares.

If the Extension Amendment Proposal is approved, what happens next?	If the Extension Amendment Proposal is approved, the Company will continue to attempt to complete a proposed business combination with Kustom Entertainment (or, if the proposed business combination with Kustom Entertainment is not consummated, another business combination) until the Extended Date.

We are seeking approval of the Extension Amendment Proposal because we will not be able to complete all of the tasks listed above prior to January 22, 2024. If the Extension Amendment Proposal is approved, we expect to seek stockholder approval of a business combination. If stockholders approve a business combination, we expect to consummate a business combination as soon as possible following such stockholder approval.

Upon the requisite approval of the Extension Amendment Proposal, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, Class A common stock and public rights will remain publicly traded.

If the Extension Amendment Proposal is implemented, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by the Sponsor, Maxim and our directors and our officers as a result of their ownership of the Founder Shares, Representative Shares and Private Placement Shares.

The approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 50% of our outstanding shares of common stock on the record date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment Proopsal at any time without any further action by our stockholders.

What happens to the Company rights if the Extension Amendment Proposal is not approved?	If the Extension Amendment Proposal is not approved and we have not consummated a business combination by January 22, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up.

What happens to the Company’s rights if the Extension Amendment Proposal is approved?	If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date. The public rights will remain outstanding and will be exchanged for 1/8 of one share of Class A common stock upon completion of a business combination.

Would I still be able to exercise my redemption rights if I vote “AGAINST” a business combination?	Unless you elect to redeem your public shares at this time, you will be able to vote on a business combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of a business combination. If you disagree with a business combination, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve a business combination, subject to any limitations set forth in our charter.

How do I attend the meeting?	As a registered stockholder, you received a proxy card from Continental Stock Transfer & Trust Company. The form contains instructions on how to attend the Special Meeting including the URL address, along with your 12 digit control number. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

If you do not have internet capabilities, you can listen only to the meeting by dialing 1-800-450-7155 (toll-free) within the U.S. and Canada, or 1-857-999-9155 (standard -rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 3057026#. This is listen-only, and you will not be able to vote or enter questions during the meeting.

How do I change or revoke my vote?	You may change your vote by e-mailing a later-dated, signed proxy card to our Secretary at gescalante@yntegra.us, so that it is received by our Secretary prior to the Special Meeting or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Special Meeting.

Please note, however, that if on the record date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Extension Amendment Proposal must be approved by the affirmative vote of at least 50% of the outstanding shares as of the record date of our common stock, including the Founder Shares, Representative Shares and the Private Placement Shares, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The director nominees in the Director Election Proposal must receive the affirmative vote of a plurality of the issued and outstanding shares of common stock. Any shares not voted “FOR” any director nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe the Extension Amendment Proposal, Director Election Proposal and, if presented, the Adjournment Proposal will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?	A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 3,008,424 shares of our common stock would be required to achieve a quorum.

Who can vote at the Special Meeting?	Only holders of record of our common stock at the close of business on December [●], 2023 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 5,898,863 shares of Class A common stock and 1 share of Class B common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal?	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment, the Director Election Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?	The Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of (i) 3,457,807 Founder Shares (purchased for $25,000), 571,859 Private Placement Units (purchased for $5,718,859), which would expire worthless if a business combination is not consummated and (ii) loans in the aggregate principal amount of up to $3,426,246, comprised of $1,383,123 issued in connection with the Sponsor’s First Extension Payment, $1,383,123 issued in connection with the October 2022 Extension, $360,000 issued in connection with the July 2023 Extension and $300,000 in working capital advances, outstanding as of December [●], 2023.

Do I have appraisal rights if I object to the Extension Amendment Proposal?	Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal under the DGCL.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?	If you are a holder of record of our common stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of Class A common stock?	If the Extension Amendment is implemented, each of our public stockholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if we have not consummated a business combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on January 12, 2024 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company 1 State Street Plaza, 30th Floor New York, New York 10004 Attn: SPAC Redemption Team E-mail: spacredemptions@continentalstock.com

In the event that a public stockholder tenders its shares and decides that it does not want to redeem its shares, the stockholder may withdraw the tender at any time prior to the Special Meeting. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved.

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of $15,000 in connection with such services in connection with the Special Meeting. We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a business combination if the Extension Amendment is approved, we do not expect such payments to have a material effect on our ability to consummate a business combination.

Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Morrow, at (800) 662-5200 (toll free) or by email at CLOE.info@investor.morrowsodali.com.

You may also contact us at: Clover Leaf Capital Corp. 1450 Brickell Avenue, Suite 2520 Miami, FL 33131 E-mail: gescalante@yntegra.us

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending business combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	Our ability to enter into a definitive agreement and related agreements;

●	our ability to complete a business combination;

●	the anticipated benefits of a business combination;

●	the volatility of the market price and liquidity of our securities;

●	the use of funds not held in the trust account;

●	the competitive environment in which our successor will operate following a business combination; and

●	proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our final prospectus dated July 19, 2021, as filed with the SEC on July 21, 2021, our Annual Report on Form 10-K filed with the SEC on April 14, 2023, our Quarterly Reports on Form 10-Q filed with the SEC on May 16, 2023, August 14, 2023 and November 14, 2023, our Registration Statement on Form S-4/A filed with the SEC on December 8, 2023 and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our Quarterly Reports on Form 10-Q filed with the SEC on May 16, 2023, August 14, 2023 and November 14, 2023, our Annual Report on Form 10-K filed with the SEC on April 14, 2023, the Registration Statement on Form S-4/A filed with the SEC on December 8, 2023 and related amendments and supplements that will be filed with the SEC in connection with the business combination with Kustom Entertainment and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension Amendment will enable us to complete a business combination.

Approving the Extension Amendment involves a number of risks. Even if the Extension Amendment is approved, the Company can provide no assurances that a business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment is approved, the Company expects to seek stockholder approval of a business combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a business combination. Even if the Extension Amendment or a business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

We recently received a Nasdaq notice for failing to comply with listing requirements and there is no assurance we will regain compliance or maintain our Nasdaq listing. If we cannot regain compliance, our securities will be subject to delisting and the liquidity and the trading price of our securities could be adversely affected.

On August 31, 2023, the Company received a deficiency letter from the Listing Qualifications Department of Nasdaq notifying the Company that the Company no longer meets the minimum 300 public holders requirement for The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(3) (the “Minimum Public Holders Requirement”). The notification received has no immediate effect on the Company’s Nasdaq listing. On October 16, 2023, the Company submitted a plan to regain compliance with the Minimum Public Holders Requirement. On October 25, 2023, the Company received a notice from Nasdaq indicating that it has determined to grant the Company an extension of time to regain compliance with the Minimum Public Holders Requirement. The terms of the extension are as follows: on or before February 27, 2024, the Company must filed with Nasdaq documentation from its transfer agent or an independent source that demonstrates that its common stock has a minimum of 300 public holders.

If Nasdaq delists our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;

●	reduced liquidity for our securities;

●	a determination that our Class A common stock is considered a “penny stock,” which will require brokers trading in our Class A common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	a limited amount of news and analyst coverage;

●	a decreased ability to issue additional securities or obtain additional financing in the future; and

●	being subject to regulation in each state in which we offer our securities, including in connection with our business combination.

The SEC issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Rule Proposals (as defined below) may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other things, to disclosures in SEC filings in connection with business combination transactions between SPACS such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing an initial business combination, and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our rights would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company.

There is currently some uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company. Were we to liquidate, our rights would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, on June 26, 2023, we instructed the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our Initial Business Combination or our liquidation. As a result, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments, which could reduce the dollar amount our public shareholders would receive upon any redemption or our liquidation.

The funds in the Trust Account had, since our IPO, been held in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, on June 26, 2023, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our Initial Business Combination or liquidation. The liquidation was effected on July 6, 2023. Following such liquidation, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments; however, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. Consequently, the transfer of the funds in the Trust Account to an interest-bearing demand deposit account could reduce the dollar amount our public shareholders would receive upon any redemption or our liquidation.

In the event that we may be deemed to be an investment company, we may be required to liquidate the Company.

We may not be able to complete an initial business combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial business combination to be consummated with us, we may not be able to consummate a business combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a business combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated. Yntegra Capital Management, LLC is the sole managing member of the Sponsor and a U.S. entity. Felipe MacLean, a U.S. citizen is the sole manager of Yntegra Capital Management, LLC, the Sponsor’s managing member. Other members of the Sponsor include certain officers and directors of the Company. To the best of the Company’s knowledge, approximately 47% of the total allocated membership interests in the Sponsor are owned by U.S. persons on a look-through basis and approximately 53% of interests in the Sponsor owned by non-U.S. persons on a look-through basis. Of the approximately 53% of interests in the Sponsor owned by non-U.S. persons, approximately 27% are owned by persons in Sweden, approximately 9% are owned by persons in Bolivia and 3% are owned by a person in Venezuela. Accordingly, the Sponsor is controlled by a non-U.S. person, and CFIUS may consider us to be a “foreign person.”

The Sponsor is expected to own approximately 22.9% of the combined entity following the business combination.

Although we do not believe Kustom Entertainment is a U.S. business that may affect national security, CFIUS may take a different view and decide to block or delay the business combination, impose conditions to mitigate national security concerns with respect to the business combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the Sponsor.

The foreign ownership limitations, and the potential impact of CFIUS, may prevent us from consummating the business combination with Kustom Entertainment. If we were to seek an initial business combination other than the business combination, the pool of potential targets with which it could complete an initial business combination may be limited as a result of any such regulatory restriction, and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete an initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $[●] per share (plus any applicable interest accrued and prior to any Contributions if the Extension Amendment Proposal is implemented). This will also cause you to lose any potential investment opportunity in Kustom Entertainment or any other acquisition target and the chance of realizing future gains on your investment through any price appreciation in the combined company, and our rights will expire worthless.

BACKGROUND

General

We are a blank check company formed in Delaware on February 25, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

There are currently 5,898,869 shares of Class A common stock and 1 share of Class B common stock issued and outstanding. In addition, we issued rights to purchase 1,728,903 shares of Class A common stock upon consummation of a business combination as part of our IPO and rights to purchase 84,449 shares of Class A common stock upon consummation of a business combination as part of the private placement with the Sponsor and Maxim that we consummated simultaneously with the consummation of our IPO, with every eight (8) rights entitling the holder thereof to receive one share of Class A common stock at the closing of the business combination.

On July 19, 2022, the Company issued a press release announcing that the Sponsor had caused to be deposited an aggregate of $1,383,123 (representing $0.10 per public share) into the Company’s trust account for its public stockholders. The deposit enables the Company to extend the date by which we must consummate our business combination from July 22, 2022 to October 22, 2022 (the “First Extension Loan”).

Approximately $142,467,912.06 from our IPO, the simultaneous private placement and the First Extension Loan was held in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, which we refer to as the “1940 Act”, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the 1940 Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

On July 19, 2022, an aggregate of $1,383,123 (the “First Extension Payment”) was deposited by the Sponsor into the Trust Account, representing $0.10 per public share, which enabled the Company to extend the period of time it had to consummate its business combination by an additional three months from July 22, 2022 to October 22, 2022 (the “First Paid Extension Period”). In connection with the First Extension Payment, the Company issued to the Sponsor an unsecured promissory note having a principal amount equal to the amount of the First Extension Payment. The note bears no interest and will be due and payable (subject to the waiver against trust provisions) on the earlier of (i) the date on which the Company’s business combination is consummated and (ii) the date of the liquidation of the Company. The First Paid Extension Period is the first of up to three three-month extensions permitted under our charter.

On October 19, 2022, the Company held a special meeting of the stockholders, to approve a further extension of the date by which the Company had to complete its business combination from October 22, 2022 to January 22, 2024 (the “October 2022 Extension Date”), which extension was incorporated into the Amendment to the Amended and Restated Certificate of Incorporation which were adopted at such meeting on October 19, 2022. In connection with the approval of the October 2022 Extension Date, stockholders elected to redeem an aggregate of 12,204,072 shared of Class A common stock. As a result, an aggregate of approximately $125,587,180.34 (or approximately ($10.29 per share) was released from the Trust Account to pay such stockholders and 2,441,063 shares of Class A common stock were issued and outstanding on October 19, 2022. The Sponsor loaned the Company approximately $1,383,123 to support the October 2022 Extension, of which an aggregate of approximately $1,383,123 has been deposited into the Trust Account as of October 19, 2022.

On July 19, 2023, the Company held a special meeting of the stockholders, to approve a further extension of the date by which the Company had to complete its business combination from July 22, 2023 to January 22, 2024, which extension was incorporated into the Amendment to the Amended and Restated Certificate of Incorporation which was adopted at such meeting on July 19, 2023. In connection with the approval of July 2023 Extension, stockholders elected to redeem an aggregate of 376,002 shares of Class A common stock. As a result, an aggregate of $4,209,931.03 (or approximately $11.20 per share) was released from the Trust Account to pay such stockholders. On July 20, 2023, the Company issued an aggregate of 3,457,806 shares of its Class A common stock to the Sponsor upon the Conversion of an equal number of shares of the Company’s Class B common stock held by the Sponsor. As a result of the July 2023 Extension and the Conversion, 5,898,869 shares of Class A common stock were issued and outstanding on July 20, 2023. The Sponsor loaned the Company $360,000 to support the July 2023 Extension, of which an aggregate of approximately $[_] had been deposited into the Trust Account as of December 21, 2023.

Proposed Business Combination with Kustom Entertainment

As previously announced on the Company’s Current Form 8-K filed with the SEC on June 6, 2023, on June 1, 2023, the Company entered into the Merger Agreement with Merger Sub, the Sponsor, in the capacity as the representative from and after the Effective Time (as defined in the Merger Agreement) for the stockholders of Clover Leaf (other than the Company Stockholder (as defined below) and its successors and assignees) in accordance with the terms and conditions of the Merger Agreement, Kustom Entertainment and Digital Ally, Inc., a Nevada corporation and the sole stockholder of the Company (the “Company Stockholder”). Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein upon the consummation of the transactions contemplated by the Merger Agreement, Merger Sub will merge with and into Kustom Entertainment (the “Merger”) with Kustom Entertainment continuing as the surviving corporation in the Merger and a wholly-owned subsidiary of the Company. In the Merger, all of the issued and outstanding capital stock of Kustom Entertainment immediately prior to the Effective Time shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, in exchange for the right for the Company Stockholder to receive the Merger Consideration (as defined in the Merger Agreement). Upon consummation of the Transactions, the Company will change its name to “Kustom Entertainment, Inc.” For more information on the proposed business combination with Kustom Entertainment, see the Registration Statement on Form S-4/A filed with the SEC on December 8, 2023.

Regulatory Approvals

We are not aware of any material regulatory approvals or actions that are required for completion of the business combination. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained. This includes any potential review by a U.S. government entity, such as CFIUS, on account of certain foreign ownership restrictions on U.S. businesses.

CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings.

Yntegra Capital Management, LLC is the sole managing member of the Sponsor and a U.S. entity. Felipe MacLean, a U.S. citizen is the sole manager of Yntegra Capital Management, LLC, the Sponsor’s managing member. Other members of the Sponsor include certain officers and directors of the Company. To the best of the Company’s knowledge, approximately 47% of the total allocated membership interests in the Sponsor are owned by U.S. persons on a look-through basis and approximately 53% of interests in the Sponsor owned by non-U.S. persons on a look-through basis. Of the approximately 53% of interests in the Sponsor owned by non-U.S. persons, approximately 27% are owned by persons in Sweden, approximately 9% are owned by persons in Bolivia and 3% are owned by a person in Venezuela. Accordingly, the Sponsor is controlled by a non-U.S. person, and CFIUS may consider us to be a “foreign person.”

The Sponsor is expected to own approximately 22.9% of the combined entity following the business combination.

Although we do not believe Kustom Entertainment is a U.S. business that may affect national security, CFIUS may take a different view and decide to block or delay the business combination, impose conditions to mitigate national security concerns with respect to the business combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the Sponsor.

The foreign ownership limitations, and the potential impact of CFIUS, may prevent us from consummating the business combination with Kustom Entertainment. If we were to seek an initial business combination other than the business combination, the pool of potential targets with which it could complete an initial business combination may be limited as a result of any such regulatory restriction, and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete an initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $[●] per share (plus any applicable interest accrued and prior to any Contributions if the Extension Amendment Proposal is implemented). This will also cause you to lose any potential investment opportunity in Kustom Entertainment or any other acquisition target and the chance of realizing future gains on your investment through any price appreciation in the combined company, and our rights will expire worthless.

While we are using our best efforts to complete the business combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the business combination. Accordingly, the Board believes that in order to be able to consummate the business combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is a significant risk that we might not, despite our best efforts, be able to complete the business combination on or before January 22, 2024. If that were to occur, we would be precluded from completing the business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the business combination.

Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to obtain any required regulatory approvals in connection with the business combination or to resolve the above-mentioned investigations within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive approximately $[●] per share, and our rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its IPO Registration Statement. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, on June 26, 2023, we instructed the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our Initial Business Combination or our liquidation. As a result, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments, which could reduce the dollar amount our public shareholders would receive upon any redemption or our liquidation. The funds in the Trust Account had, since our IPO, been held in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, on June 26, 2023, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our Initial Business Combination or liquidation. The liquidation was effected on July 6, 2023. Following such liquidation, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments; however, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. Consequently, the transfer of the funds in the Trust Account to an interest-bearing demand deposit account could reduce the dollar amount our public shareholders would receive upon any redemption or our liquidation.

In the event that we are deemed to be an investment company, despite any change in investments in the Trust Account, we may be required to liquidate the Company, and the longer the period before the investment change, the greater the risk of being considered an investment company.

You are not being asked to vote on a business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date so as to provide the Company with additional time to complete a business combination.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete a business combination.

If the Extension Amendment Proposal is not approved and we have not consummated a business combination by January 22, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s existing charter provides that the Company has until January 22, 2024 to complete a business combination. The purpose of the Extension Amendment is to allow the Company more time to complete its business combination.

The Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 50% of all outstanding shares of common stock, including the Founder Shares, the Representative Shares and the Private Placement Shares, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to conclude the proposed business combination with Kustom Entertainment or another business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond January 22, 2024 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the proposed business combination with Kustom Entertainment.

The Extension Amendment Proposal is essential to allowing the Company additional time to consummate a business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment. The Company will not proceed with the Extension Amendment if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption.

We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company fails to consummate a suitable business combination in the timeframe contemplated by the charter.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate a business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we have not consummated a business combination with Kustom Entertainment or any other acquisition target by January 22, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s rights which will expire worthless in the event we wind up. In the event of a liquidation, the Sponsor and Maxim will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, Representative Shares or the Private Placement Shares.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, Class A common stock and public rights will remain publicly traded. The Company will then continue to work to consummate a business combination with Kustom Entertainment by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

If the Extension Amendment Proposal is approved, the Sponsor or its designees will contribute to the Company as a loan, the lesser of (x) [●] per month or (y) $[●] per public share that is not redeemed, for each Extension Period or portion thereof, that is needed to complete an initial business combination. Each Contribution will be deposited in the Trust Account within five (5) business days from the beginning of such calendar month (or portion thereof). For example, if we take until April 22, 2024, to complete our business combination, which would represent three calendar months, and there are no redemptions in connection with the Extension Amendment Proposal, the Sponsor or its designees would make aggregate Contributions resulting in a redemption amount of approximately $[●], and the per-share amount contributed for the three-month period would be approximately $[●] per share, resulting in a total redemption amount of approximately $[●] per share, in comparison to the current redemption amount of approximately $[●] per share. Accordingly, if the Extension Amendment Proposal is approved and we need until the Extended Date, which is the full amount of time permitted by the Extension Amendment, to complete our business combination or the Company’s subsequent liquidation, and there are no redemptions in connection with the Extension Amendment Proposal, then the Sponsor or its designees would make aggregate contributions of $[●], and the per-share amount contributed for the six-month period would be approximately $[●] per share, resulting in a total redemption amount of approximately $[●] per share, in comparison to the current redemption amount of approximately $[●] per share. Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The amount of each Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the business combination. If we opt not to utilize any remaining portion of the Extension, then we will liquidate and dissolve promptly in accordance with our charter, and our Sponsor’s obligation to make additional contributions will terminate.

% of Redemptions at Extension	Shares Not Redeemed at Extension	Monthly Contribution per Share	Post-Charter Extension Redemption Amount per Share (After Six Months)
0%
25%
50%
75%
90%

The Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the business combination. If we opt not to utilize the Extension, then we will liquidate and dissolve promptly in accordance with our charter, and our Sponsor’s obligation to make additional contributions will terminate.

You are not being asked to vote on a business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be significantly less than the approximately $[●] that was in the Trust Account as of December 21, 2023.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. As of December 21, 2023, based on funds in the Trust Account of approximately $[●] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of public shares was approximately $[●] per share (not taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Holders of public shares who do not elect to redeem their public shares in connection with the Extension Amendment will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON JANUARY 12, 2024.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on January 15, 2023 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on January 12, 2024 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on January 12, 2024 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides that it does not want to redeem its shares, the stockholder may withdraw the tender at any time prior to the Special Meeting. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[●] at the time of the Special Meeting. The closing price of the Company’s Class A common stock on December 21, 2023 as reported on the Nasdaq Capital Market was $11.67.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on January 12, 2024 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Vote Required for Approval

The affirmative vote by holders of at least 50% of the Company’s outstanding shares of common stock, including the Founder Shares, the Representative Shares and the Private Placement Shares, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and our Sponsor determines not to fund any additional extension as permitted by our existing charter, if a business combination has not been consummated, the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our business combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the record date, the Sponsor and our directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 3,457,807 Founder Shares and 571,859 Private Placement Shares, representing approximately 22.26% of the Company’s issued and outstanding shares of common stock. The Sponsor, Maxim and our directors, executive officers and their affiliates do not intend to purchase shares of Class A common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	the fact that the Sponsor holds 3,457,807 Founder Shares, 571,859 Private Placement Units, all such securities deemed to be beneficially owned by our Chairman and Chief Executive Officer, all of which would expire worthless if a business combination is not consummated;

●	the fact that, unless the Company consummates a business combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company, to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account (which such unreimbursed expenses amounted to $[●] as of December 21, 2023);

●	the fact that the Sponsor has made outstanding loans to the Company in the aggregate amount of approximately $3,426,246 as of December 5, 2023 (which consists of approximately $1,383,123 outstanding under the First Extension Loan, $1,383,123 outstanding in connection with the October 2022 Extension, $360,000 in connection with the July 2023 Extension and $300,000 in working capital advances), which amount the Company will be unable to repay to the Sponsor to the extent that the amount of such loans exceeds the amount of available proceeds not deposited in the Trust Account if a business combination is not completed;

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete a business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

●	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the Special Meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our charter currently provides that, without further Sponsor extension funding, the Company has until January 22, 2024 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms.

Our charter also states that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a business combination before January 22, 2024, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter.

In addition, the Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 50% of all outstanding shares of common stock, including the Founder Shares, the Representative Shares, and the Private Placement Shares, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a business combination. Because we continue to believe that a business combination would be in the best interests of our stockholders and because we will not be able to conclude a business combination within the time period permitted under the existing terms of our charter, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond January 22, 2024 to the Extended Date.

The Company is not asking you to vote on a business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, you will retain the right to vote on a business combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a business combination is approved and completed or the Company has not consummated another business combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

THE DIRECTOR ELECTION PROPOSAL

Our Board is divided into two classes, each of which will generally serve for a term of two years with only one class of directors being elected in each year. The term of office of the Class I directors, consisting of Luis Derechin and Marcos Angelini, will expire at this Special Meeting. The term of office of the Class II directors, consisting of Felipe MacLean and Per Bjorkman, will expire at the annual meeting of stockholders to be held in 2025.

At the Special Meeting, two Class I directors will be elected to the Company’s Board to serve for the ensuing two-year period or until a successor is elected and qualified or their earlier resignation or removal. The board has nominated Luis Derechin and Marcos Angelini for election as Class I directors. The biographies of Mr. Derechin and Mr. Angelini are set forth below.

The election of directors requires a plurality vote of the shares of common stock present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

Unless authority is withheld or the shares are subject to a broker non-vote, the proxies solicited by the Board will be voted “FOR” the election of the foregoing nominees. In case any director nominee becomes unavailable for election to the Board, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting in accordance with their judgment.

Vote Required for Approval

The election of the foregoing director nominees requires the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person (including virtually) or by proxy at the Special Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the election of each of the director nominees.

Information About Executive Officers, Directors and Nominees

If the proposed nominees are elected, the Company’s directors and executive officers will be as follows:

Name	Age	Position
Felipe MacLean	39	Chairman of the Board, President and Chief Executive Officer
Luis A. Guerra	49	Chief Financial Officer and Treasurer
Markus Puusepp	41	Chief Operating Officer and Secretary
Per Bjorkman	55	Director
Marcos Angelini	51	Director
Luis Derechin	55	Director

The experience of our directors and executive officers are as follows:

Felipe MacLean, our President and CEO since inception and our Chairman of the Board since April 2021, is a successful self-made entrepreneur with over 15 years of experience capitalizing on complex, high-yield transactions in various industries across the globe. Mr. MacLean applied his financial and operational expertise in building vertically integrated businesses in the agriculture, seafood, and edible oil sectors. He is the founder and CEO of Yntegra Group, a family office and multi-service provider that specializes in high yield transactions that has managed over $1 billion in commodities trading activity and placement of over $100 million in private equity investments. In 2017, Mr. MacLean started his venture in the cannabis industry founding Solace Holdings and leading an investment of over $50 million. Solace Holdings is today one of the most renowned cultivation, extraction and manufacturing facilities in the Nevada market, with leading product categories on its portfolio and doubling sales year over year. Mr. MacLean’s involvement was crucial to the success of Solace Holdings, supported by his clear understanding of the cannabis industry opportunities and challenges. We believe Mr. MacLean is well qualified to serve as our Chairman and CEO due to his extensive knowledge in the cannabis industry. As an early investor in the field, he has lived through the multiple regulatory cycles and growth facets of this developing industry. His experience has proven instrumental in creating a successful large-scale profitable cannabis operation.

Luis A. Guerra, our CFO and Treasurer since April 2021, was one of the founders of Bulltick Capital Markets, a regional investment bank in the US, Europe and Latin America that became one of the top 10 brokers and trading firms with the highest volume traded in Latin America ADRs (American Depositary Receipts) on the Nasdaq. He was a co-managing partner of the firm and member of its Management Committee, directly responsible for all securities brokerage, electronic trading, and capital markets operations, from March 2000 to February 2011. He grew the firm’s brokerage and trading operations from a start-up to one of the largest regional investment banks in Latin America. Since November 2018, Mr. Guerra has served as co-founder and Managing Director of Vitax Partners, a private investment vehicle with a focus on private equity and structured finance. Since December 2019, he has also served as part of the Advisory Board of Welz, a European based private equity real estate Investment Manager, where he advises on their investment portfolio. He is a seasoned capital markets professional who brings experienced and structured financial reporting. We believe Mr. Guerra is well qualified to serve as our CFO due to his capital markets and financial background, ample experience dealing with regulated entities both in the US and internationally, and knowledge as a former senior executive at an investment bank and asset management business.

Markus Puusepp, our COO and Secretary since July 2022, has been employed as Chief Strategy Officer of SHL Medical AG (“SHL”) since 2017. SHL is a global solution provider in the design, development and manufacturing of advanced drug delivery systems. Mr. Puusepp previously spent over seven years in Hong Kong and Beijing within the private equity and medtech industries. Prior to that, he worked in investment banking in Sweden, as well as management consulting. Additionally, Mr. Puusepp has held several directorships, including as a board member for Spowdi since October 2020, a non-executive board member of QulO since October 2018, a board member of Pharmaero ApS since February 2018 and as a Chairman of Innovation Zed since February 2018. He received his Masters in Business Administration from Stockholm University in 2008. We believe Mr. Puusepp is well qualified to serve as our COO due to his experience, integrity, and track records across multiple industries.

Per Bjorkman has served as one of our independent directors since July 2021. Since August 2020, he has served as Director of Business Development at SHL Healthcare, one of the world’s leading contract manufacturers and suppliers of MedTech solutions for home, hospital and long-term care use. As a customer-centric company, SHL offers a range of services, robust manufacturing capabilities and dedicated project management teams to best translate customer specifications into quality products. Prior to this role, he served as Managing Director of SHL Technologies & Group Ventures from January 2014 to December 2019. Mr. Bjorkman is a seasoned expert in the cannabis and healthcare industry. From October 2017 to July 2020, he served as Co-CEO of Solace Holdings in Nevada, a cGMP certified, vertically integrated THC and CBD cannabis company, focusing on the cultivation and manufacturing of leading cannabis consumer branded goods. Mr. Bjorkman holds a bachelor’s degree in Business Administration from the European University and was part of the Leadership and Strategic Execution Program at INSEAD in France. We believe Mr. Bjorkman is well qualified to serve as a director due to his extensive knowledge in the mainstream medical and pharmaceutical industry, and its potential application to the cannabis field, in addition to having managed a successful cannabis growing and production facility in the U.S.

Marcos Angelini has served as one of our independent directors since July 2021. He has served as the President of Red Bull Latin America since April 2017. Since August 2020, he has been an equity investor and a member of the advisory board to YVY Brazil. Prior to these roles, from May 2016 to February 2017, Mr. Angelini was the CEO of Facebook in Brazil, where he oversaw the media giant’s operations in the largest country in Latin America. Mr. Angelini has 24 years of international experience in marketing, innovation, media, advertising and general management. From January 1996 to March 2016, he worked at Unilever, initially in marketing, rising to Brand VP and later Vice President for Latin America. At Unilever, he had responsibility for numerous products for global client subsidiaries throughout the world. He was recognized by Meio & Mensagem as one of the top 10 Marketing Executives of 2015 and as one of the top 10 Media Executives of Brazil in 2016. Mr. Angelini received his MBA from the University of Durham and completed a Business Executive Program at Stanford University. We believe Mr. Angelini is well qualified to serve as a director due to his extensive experience working as a senior executive with internationally recognized brands such as Redbull and Facebook, and his ample consumer brands knowledge as a senior level global marketing manager at Unilever.

Luis Derechin is one of Mexico’s most experienced technology entrepreneurs. In 2001, Mr. Derechin co-founded JackBe, which was one of the first companies in Mexico as well as Latin America to raise funding from U.S. venture capital. In 2014, JackBe was acquired by Software AG, and its technology became the cornerstone of the German multinational’s push into data management and visualizations. After JackBe, Luis has founded a number of additional companies, including PointWorthy, a venture that allows Citibank and Hilton loyalty point holders to use their points to execute cash donations to any of the more than one million philanthropic causes in the United States. Mr. Derechin studied engineering at UCSD and earned a degree in business at Instituto Tecnologico Autónomo de México (ITAM).

Corporate Governance Matters

Number and Terms of Office of Officers and Directors

We have four directors. Our Board is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term. In accordance with Nasdaq corporate governance requirements, we are not required to hold an annual meeting until one year after our first fiscal year end following our listing on Nasdaq. The term of office of the first class of directors, consisting of Luis Derechin and Marcos Angelini, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Felipe MacLean and Per Bjorkman, will expire at the second annual meeting of stockholders.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries and such other offices as may be determined by the Board.

Nasdaq listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship that, in the opinion of the company’s Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Messrs. Angelini, Bjorkman and Derechin are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

1 Note to Draft: To be updated.

Committees of the Board of Directors

Our Board has two standing committees: an audit committee and a compensation committee. Subject to phase-in rules and a limited exception, Nasdaq rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and Nasdaq rules require that the compensation committee of a listed company be comprised solely of independent directors.

Audit Committee

Marcos Angelini, Luis Derechin and Per Bjorkman serve as members of our audit committee, and Marcos Angelini chairs the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent. Each of Marcos Angelini, Luis Derechin, and Per Bjorkman meets the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

Each member of the audit committee is financially literate, and our Board has determined that Marcos Angelini qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

●	pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

Per Bjorkman, Marcos Angelini and Luis Derechin serve as the members of our compensation committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent. Per Bjorkman, Marcos Angelini and Luis Derechin are independent, and Per Bjorkman chairs the compensation committee.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officers’ compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

●	reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;

●	reviewing on an annual basis our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

●	if required, producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than the payment to an affiliate of our Sponsor of $10,000 per month for office space, utilities and secretarial and administrative support and reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees, which was filed, along with our audit and compensation committee charters, as exhibits to the Registration Statement (the Form S-1 filed with the SEC on June 7, 2021 (File No. 333-255111), as amended). You can review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that during the year ended December 31, 2022, all reports applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner in accordance with Section 16(a) of the Exchange Act.

Executive Officer and Director Compensation

Other than disclosed herein, none of our officers has received any cash compensation for services rendered to us. Commencing on the date of this prospectus, we have agreed to pay an affiliate of our sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. No compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our sponsor, officers and directors, or any affiliate of our sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers or directors, or our or their affiliates. Any such payments prior to an initial business combination will be made using funds held outside the trust account. Other than quarterly audit committee review of such payments, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with identifying and consummating an initial business combination.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed initial business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed initial business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold Class A common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the applicable financial statement accounting rules of Section 451(b) of the Code, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the Class A common stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A common stock of the Company and is:

●	an individual who is a United States citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

●	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning rights) relative to all of our shares both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A common stock which could be acquired pursuant to the exercise of the right. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A common stock based upon the then fair market values of the Class A common stock and the three-quarters of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock or the U.S. Holder’s initial basis for Class A common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale”. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A common stock of the Company and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A common stock of the Company, unless:

●	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

●	the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

●	we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A common stock, and, in the case where shares of our Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Class A common stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our Class A common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

THE SPECIAL MEETING

Overview

Date, Time and Place.    The Special Meeting of the Company’s stockholders will be held at [●] Eastern Time on January 17, 2024 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at [●]. The meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the virtual meeting.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to [●], enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent at least five business days prior to the meeting date.

Quorum.    A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 3,008,424 shares of our common stock would be required to achieve a quorum.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s Class A common stock at the close of business on December [●], 2023, the record date for the Special Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned at that time. The Company’s rights do not carry voting rights.

Votes Required.    Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 50% of the Company’s common stock outstanding on the record date, including the Founder Shares, the Representative Shares, and the Private Placement Shares. If you do not vote or you abstain from voting on the Extension Amendment Proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

The election of the nominees in the Director Election Proposal requires the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Any shares not voted “FOR” any director nominee (whether as a result of an abstention, a direction to withhold authority or a banker non-vote) will not be counted in the nominee’s favor. If you do not want the Director Election Proposal approved, you must vote “AGAINST” the Director Election Proposal.

At the close of business on the record date of the Special Meeting, there were 5,898,869 shares of Class A common stock and 1 share of Class B common stock outstanding, each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal and the Extension Amendment is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. If you do not want the Adjournment Proposal approved, you must vote “AGAINST” the Adjournment Proposal.

Redemption Rights.    If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. As of December [●], 2023, based on funds in the Trust Account of approximately $[●] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of public shares was approximately $[●] per share (not taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Holders of public shares who do not elect to redeem their public shares in connection with the Extension Amendment will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date. See The Extension Amendment Proposal — Redemption Rights.

Appraisal Rights.    Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal under the DGCL.

Proxies; Board Solicitation; Proxy Solicitor.    Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged Morrow to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact Morrow at (800) 662-5200 (toll free) or by email at CLOE.info@investor.morrowsodali.com.

Recommendation of the Board.    After careful consideration, the Board determined that each of the proposals is fair to and in the best interests of the Company and its stockholders. The Board has approved and declared advisable and recommends that you vote or give instructions to vote “FOR” each of these proposals.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors that beneficially owns shares of common stock; and

●	all our officers and directors as a group.

In the table below, percentage ownership is based on 5,898,870 shares of our common stock, consisting of (i) 5,898,869 shares of our Class A common stock (including all shares held in Class A form and all Class A shares underlying the private placement units and publicly traded units) and (ii) 1 share of our Class B common stock, issued and outstanding as of the record date. On all matters to be voted upon, except for the election of directors of the board, holders of the shares of Class A common stock and shares of Class B common stock vote together as a single class. Currently, all of the shares of Class B common stock are convertible into Class A common stock on a one-for-one basis.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Shares as these rights are not exercisable within 60 days of the date of this Report.

	Class A Common Stock		Class B Common Stock		Approximate Percentage
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	of Outstanding Common Stock
Yntegra Capital Investments, LLC(2)	4,029,665	68.3	1	100.0	68.3
Felipe MacLean(2)	4,029,665	68.3	1	100.0	68.3
Markus Puusepp(3)	—	—	—	—	—
Luis A. Guerra(3)	—	—	—	—	—
Per Bjorkman(3)	—	—	—	—	—
Marcos Angelini(3)	—	—	—	—	—
Luis Derechin(3)	—	—	—	—	—
All executive officers, directors and director nominees as a group	4,029,665	68.3	1	100.0	68.3

*	less than 1%
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Yntegra Capital Investments, LLC, 1450 Brickell Avenue, Suite 2520, Miami, FL 33131.
(2)	Represents shares held by Yntegra Capital Investments, LLC, our sponsor. Felipe MacLean, our Chief Executive Officer, is the sole manager of our sponsor and as such, may be deemed to have beneficial ownership of the common stock held directly by our sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.
(3)	Does not include any shares held by our sponsor. This individual is a member of our sponsor but does not have voting or dispositive control over the shares held by our sponsor.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that the 2025 annual meeting of stockholders will be held no later than December 31, 2025.

Our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2025 annual meeting, assuming the meeting is held on or about January 17, 2025, notice of a nomination or proposal must be delivered to us no later than October 18, 2024 and no earlier than September 19, 2024. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

If the Extension Amendment Proposal is not approved and the Company fails to complete a qualifying business combination on or before January 22, 2024, there will be no annual meeting in 2025.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at gescalante@yntegra.us to inform us of such stockholder’s request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at [●].

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
Toll Free: (800) 662-5200 or (203) 658-9400
Email: CLOE.info@investor.morrowsodali.com

You may also obtain these documents by requesting them via e-mail from the Company at gescalante@yntegra.us.

If you are a stockholder of the Company and would like to request documents, please do so by January 12, 2023, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CLOVER LEAF CAPITAL CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

CLOVER LEAF CAPITAL CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is Clover Leaf Capital Corp. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 25, 2021. An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on July 19, 2021. A Second Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on July 20, 2023 (the “Amended and Restated Certificate of Incorporation”).

2.	This Third Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.	This Third Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 50% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4.	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b)  Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option, if any) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the SEC on April 7, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement (the “Trust Agreement”). Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial business combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial business combination by July 22, 2024 or such earlier date as may be determined by the Company’s board of directors, (or, if the Office of the Delaware Division of Corporations shall not be open for a full business day (including filing of corporate documents) on such date, the next date upon which the Office of the Delaware Division of Corporations shall be open for a full business day) (the “Deadline Date”) and (iii) the redemption of shares in connection with a stockholder vote to amend any provisions of this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial business combination or to redeem 100% of such shares if the Corporation has not consummated an initial business combination by the Deadline Date or (b) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

IN WITNESS WHEREOF, Clover Leaf Capital Corp. has caused this Third Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this              day of             , 2024.

CLOVER LEAF CAPITAL CORP.

By:
Name:	Felipe MacLean
Title:	Chairman and Chief Executive Officer

A-1

CLOVER LEAF CAPITAL CORP.
1450 Brickell Avenue, Suite 2520
Miami, FL 33131

SPECIAL MEETING OF STOCKHOLDERS
January 17, 2024
YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON January 17, 2024

The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated December [●], 2023, in connection with the special meeting of stockholders in lieu of an annual meeting and at any adjournments thereof (the “Special Meeting”) to be held at [●] Eastern Time on January 17, 2024 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Felipe MacLean and Luis A. Guerra, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Clover Leaf Capital Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 (IF PRESENTED) CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL, THE DIRECTOR ELECTION PROPOSAL AND THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)
Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting in Lieu of an Annual Meeting to be held on January 17, 2024:

This notice of meeting, the accompanying Proxy Statement and the Company’s Annual Report on Form 10-K
for the year ended
December 31, 2022 are available at
[●].

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.	Please mark votes as indicated in this example		☒

Proposal 1 – Extension Amendment Proposal	FOR	AGAINST	ABSTAIN
Amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination from January 22, 2024 to July 22, 2024 or such earlier date as determined by the board of directors.	☐	☐	☐

Proposal 2 – Director Election Proposal	FOR	AGAINST	ABSTAIN
Re-elect each of Luis Derechin and Marcos Angelini as Class I directors of the Company’s board of directors until the 2026 annual meeting of the Company or until their successors are appointed and qualified	☐	☐	☐

Proposal 3 – Adjournment Proposal	FOR	AGAINST	ABSTAIN
Adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1, Proposal 2 or Proposal 3.	☐	☐	☐

Date: [      ], 2024

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.